Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

BLUEPRINT MEDICINES CORPORATION

at

$129.00 PER SHARE IN CASH, PLUS ONE CONTINGENT

VALUE RIGHT PER SHARE REPRESENTING THE RIGHT TO

RECEIVE CONTINGENT PAYMENTS OF UP TO AN

AGGREGATE AMOUNT OF $6.00 PER SHARE IN CASH UPON

THE ACHIEVEMENT OF SPECIFIED MILESTONES ON OR

PRIOR TO THE EXPIRATION OF THE APPLICABLE

MILESTONE PERIOD

Pursuant to the Offer to Purchase dated June 17, 2025

by

ROTHKO MERGER SUB, INC.

a wholly owned subsidiary

of

SANOFI

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE FOLLOWING

11:59 P.M., EASTERN TIME, ON JULY 16, 2025,

UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares, to:

If delivering by secure upload: https://cstt.citrixdata.com/r-rb5ceb7f396e144429fb1a324abc20fdf

If delivering by mail: Continental Stock Transfer & Trust Company Attn: Corporate Actions | Blueprint Medicines Corp One State Street - 30th Floor New York, NY 10004

If delivering by hand, express mail, courier

or any other expedited service:

Continental Stock Transfer & Trust Company

Attn: Corporate Actions | Blueprint

Medicines Corp

One State Street - 30th Floor

New York, NY 10004

If delivering by Facsimile: (212) 616-7610

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list if necessary)
	Certificated Shares**			Book entry Shares
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Represented by Certificate(s) Tendered**	Book Entry Shares Tendered
Total Shares

*	Need not be completed by stockholders tendering solely by book-entry transfer.
**

Need not be completed by stockholders tendering solely by book-entry transfer. Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW (OR AN APPROPRIATE IRS FORM W-8 IF YOU ARE A NON-U.S. STOCKHOLDER), IF REQUIRED.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, INNISFREE M&A INCORPORATED (THE “INFORMATION AGENT”), AT (877) 750-0831 (TOLL FREE IN THE UNITED STATES) OR THE ADDRESS SET FORTH ON THE BACK PAGE OF THE OFFER TO PURCHASE.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT AT (877) 750-0831 (TOLL FREE IN THE UNITED STATES).

This Letter of Transmittal is being delivered to you in connection with the offer by Rothko Merger Sub, Inc., a Delaware corporation (“Purchaser”) and an indirect wholly owned subsidiary of SANOFI, a French société anonyme (“Parent”), to purchase all of the outstanding shares of common stock, par value $0.001 per share (each, a “Share” and, collectively, “Shares”), of Blueprint Medicines Corporation, a Delaware corporation (the “Company”), for $129.00 per Share in cash, without interest (the “Cash Offer Price”) and subject to any withholding of taxes required by applicable legal requirements, plus one (1) non-transferable contractual contingent value right (each, a “CVR”) per Share, representing the right to receive contingent payments of up to an aggregate amount of $6.00 per Share in cash, without interest, upon the achievement of one or both of the milestones on or prior to the expiration of the applicable milestone period set forth in the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into with a rights agent (the “Rights Agent”) mutually agreeable to Aventis Inc., a Pennsylvania corporation and wholly owned subsidiary of Parent (“Aventis”), and the Company (the CVR, together with the Cash Offer Price, or any other amount paid pursuant to the Offer to the extent permitted under the Agreement and Plan of Merger, dated as of June 2, 2025, by and among the Company, Parent, Aventis and Purchaser (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), the “Offer Consideration”), and upon the terms and subject to the conditions set forth in this Letter of Transmittal and the related Offer to Purchase by Purchaser, dated June 17, 2025 (the “Offer to Purchase”, which, together with this Letter of Transmittal, as they may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer expires at one minute following 11:59 P.M., Eastern Time, on the Expiration Date. “Expiration Date” means July 16, 2025, unless we, in accordance with the Offer, terminate the Offer or extend the period during which the Offer is open, in which event the term “Expiration Date” means the date on which the Offer, as so extended, expires.

The Offer is being made to all holders of Shares. Purchaser is not aware of any jurisdiction in which the making of the Offer or the acceptance thereof would be prohibited by securities, “blue sky” or other valid laws of such jurisdiction. If Purchaser becomes aware of any U.S. state in which the making of the Offer or the acceptance of Shares pursuant thereto would not be in compliance with an administrative or judicial action taken pursuant to a U.S. state statute, Purchaser will make a good faith effort to comply with any such law. If, after such good faith effort, Purchaser cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in such state. In any jurisdictions where applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by Purchaser.

You should use this Letter of Transmittal to deliver to Continental Stock Transfer & Trust Company (the “Depositary”), Shares represented by stock certificates, or held in book-entry form on the books of the Company, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders.”

If any certificate representing any Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact the Company’s stock transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”) at (877) 373-6374 (toll free in the United States) or +1 (781) 575-3100 (international) regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

If you are a record holder and your stock is certificated but your stock certificate is not immediately available, or you cannot complete the procedure for delivery by book-entry transfer on a timely basis, or you otherwise cannot deliver all required documents to the Depositary before the Offer expires, you may be able to tender your Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name of Tendering Stockholder:

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Rothko Merger Sub, Inc., a Delaware corporation (“Purchaser”) and an indirect wholly owned subsidiary of SANOFI, a French société anonyme (“Parent”), the above-described shares of common stock, par value $0.001 per share (each, a “Share” and, collectively, the “Shares”), of Blueprint Medicines Corporation, a Delaware corporation (the “Company”), pursuant to Purchaser’s offer to purchase each outstanding Share that is validly tendered and not validly withdrawn, for $129.00 per Share in cash, without interest (the “Cash Offer Price”) and subject to any withholding of taxes required by applicable legal requirements, plus one (1) non-transferable contractual contingent value right (each a “CVR”) per Share, representing the right to receive contingent payments of up to an aggregate amount of $6.00 per Share in cash, without interest, upon the achievement of one or both of the milestones on or prior to the expiration of the applicable milestone period set forth in the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into with a rights agent (the “Rights Agent”) mutually agreeable to Aventis Inc., a Pennsylvania corporation and wholly owned subsidiary of Parent (“Aventis”) and the Company (the CVR, together with the Cash Offer Price, or any other amount paid pursuant to the Offer to the extent permitted under the Agreement and Plan of Merger, dated as of June 2, 2025, by and among the Company, Parent, Aventis and Purchaser (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), the “Offer Consideration”), and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 17, 2025, which the undersigned hereby acknowledges the undersigned has received (the “Offer to Purchase,” which, together with this Letter of Transmittal, as they may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer expires at one minute following 11:59 P.M., Eastern Time, on the Expiration Date (the “Offer Expiration Time”). “Expiration Date” means July 16, 2025, unless we, in accordance with the Offer, terminate the offer or extend the period during which the Offer is open, in which event the term “Expiration Date” means the date on which the Offer, as so extended, expires.

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment for the Shares validly tendered herewith and not validly withdrawn on or prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Continental Stock Transfer & Trust Company, (the “Depositary”) as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and any Distributions) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing such Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by The Depository Trust Company (“DTC”) or otherwise held in book-entry form, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all upon the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to such Shares and associated Distributions, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company’s stockholders, by written consent in lieu of any such meeting or otherwise as such designee, in its, his or her sole discretion, deems proper with respect to all Shares and any associated Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and any Distributions. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Purchaser or the Company) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Purchaser or the Company) may be given (and, if given, will not be deemed effective).

Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any associated Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Consideration or deduct from the Offer Consideration the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE SURRENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS, ONLY WHEN THEY (OR EFFECTIVE AFFIDAVITS OF LOSS IN LIEU THEREOF) ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES OR EFFECTIVE AFFIDAVITS OF LOSS IN LIEU THEREOF), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

The undersigned understands that the CVRs will not be transferable except: (i) upon death of a holder of a CVR (a “CVR Holder”) by will or intestacy; (ii) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee; (iii) pursuant to a court order; (iv) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; or (v) in the case of CVRs payable to a nominee, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner, in each case to the extent allowable by the Depository Trust Company. In addition, CVR Holders may abandon the CVRs by transfer to Aventis or any of its affiliates without consideration, via delivery of a written notice of such abandonment to Aventis and the Rights Agent.

PLEASE NOTE: The undersigned understands that Continental Stock Transfer & Trust Company, in its capacity as Depositary, will provide such information reasonably requested by the Rights Agent, including the Company’s stockholder list, security position listings, and certain other information regarding the beneficial owners of Shares, and will reasonably cooperate with the Rights Agent, in each case, for the purpose of the Rights Agent administering the CVRs in accordance with the Merger Agreement and the CVR Agreement.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Cash Offer Price of any Shares purchased and instruct the Rights Agent to register the CVRs in respect of such Shares and issue future checks, if any, for any payments made pursuant to the CVRs, in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Cash Offer Price of any Shares purchased and instruct the Rights Agent to mail future checks, if any, for any payments made pursuant to the CVRs in respect of such Shares, and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.”

In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Cash Offer Price of any Shares purchased and instruct the Rights Agent to register the CVRs in respect of such Shares and issue future checks, if any, for any payments made pursuant to the CVRs, and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Offer Consideration in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(U.S. Taxpayer Identification Number (e.g., Social Security Number or Employer Identification Number))

☐	Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Offer Consideration of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Issue:   Check and/or   Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN, W-8BEN-E or Other

Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:     , 20

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No. (e.g., Social Security No.):

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: , 20

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures for Shares. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on the cover of this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Exchange Act (each an “Eligible Institution” and collectively “Eligible Institutions”) (for example, the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. A manually executed facsimile of this Letter of Transmittal may be used in lieu of the original. If Shares represented by Share Certificates are being tendered, such Share Certificates, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Offer Expiration Time. If Shares are to be tendered by book-entry transfer, the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase must be followed, and an Agent’s Message and confirmation of a book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (such a confirmation, a “Book-Entry Confirmation”) must be received by the Depositary on or prior to the Offer Expiration Time.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Purchaser may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

If you are a record holder and your stock is certificated but your Share Certificate is not immediately available, or you cannot complete the procedure for delivery by book-entry transfer on a timely basis, or you otherwise cannot deliver all required documents to the Depositary before the Offer expires, you may be able to tender your Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under the guaranteed delivery procedure:

•

a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser with the Offer to Purchase must be received by the Depositary by the Offer Expiration Time; and

•

the Share Certificates (or a confirmation of a book-entry transfer of such Shares into the Depositor’s account at the Book-Entry Transfer Facility), as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee (or an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within one (1) NASDAQ Stock Market trading day after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to the validity, form and eligibility (including time of receipt) will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties, to the fullest extent permitted by law, subject to the rights of holders of Shares to challenge such determination with respect to their Shares in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in its opinion, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Purchaser’s satisfaction. None of Purchaser, Parent or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding, subject to applicable law as applied by a court of competent jurisdiction, the terms of the Merger Agreement and the rights of holders of Shares to challenge such interpretation with respect to their Shares in a court of competent jurisdiction. No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, stockholders should contact the Company’s stock transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”) at (877) 373-6374 (toll free in the United States) or +1 (781) 575-3100 (international) to arrange to have such Share Certificate divided into separate Share Certificates representing the number of Shares to be tendered and the number of Shares to not be tendered. The stockholder should then tender the Share Certificate representing the number of Shares to be tendered as set forth in this Letter of Transmittal. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two (2) or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) or holder(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, all transfer taxes with respect to the exchange of Shares contemplated hereby shall be paid by Parent and Purchaser when due (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If payment of the Offer Consideration is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s) or holder(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, payment of the Offer Consideration will be conditioned on the Depositary’s receipt of satisfactory evidence that any transfer taxes required by reason of payment of the Offer Consideration to a person other than the registered owner(s) or holder(s) have been paid or are not applicable.

7. Special Payment and Delivery Instructions. If a check for the Cash Offer Price of any Shares purchased or any future check for any payment made pursuant to the CVRs is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Innisfree M&A Incorporated (the “Information Agent”) at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer (including, with respect to the Rights Agent, any payments made pursuant to the CVRs). In order to avoid such backup withholding, each tendering stockholder or payee that is or is treated as a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. If a tendering U.S. stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item 2 in Part II of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the Offer Consideration for all Shares purchased from such stockholder. If the tendering U.S. stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If the tendering stockholder wrote “Applied For” in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the Offer Consideration to such stockholder until a TIN is provided to the Depositary.

Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: https:// www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Consideration pursuant to the Offer. Tendering stockholders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Transfer Agent, at (877) 373-6374 (toll free in the United States) or +1 (781) 575-3100 (international). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

11. Waiver of Conditions. Purchaser expressly reserves the right, in its sole discretion, to, upon the terms and subject to the conditions of the Offer, increase the Offer Consideration, waive any Offer Condition (as defined in the Offer to Purchase) or make any other changes to the terms and conditions of the Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE OFFER EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder that is or is treated as a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on the IRS Form W-9 below. If such stockholder is an individual, the TIN is generally such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the IRS and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding of U.S. federal income tax on payments for Shares made in the Offer applies, the Depositary is required to withhold 24% (or the then applicable rate) of any payments of the Offer Consideration made to the stockholder. Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.

IRS Form W-9

To prevent backup withholding on payments that are made to a U.S. stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the IRS Form W-9 below, certifying, under penalties of perjury, (i) that the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a United States person.

What Number to Give the Depositary

Each U.S. stockholder is generally required to give the Depositary its TIN (generally a social security number or employer identification number). If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the IRS Form W-9 below. Notwithstanding that “Applied For” is written in Part I, and the Depositary will withhold 24% (or the then applicable rate) of all payments of the Offer Consideration to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within sixty (60) days. If the Share Certificate(s) are held in more than one name or are not held in the name of the actual owner, consult the instructions following the IRS Form W–9 for additional guidance on which number to report.

Exempt Stockholders

Certain stockholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: https://www.irs.gov.

Please consult your accountant or tax advisor for further guidance regarding the completion of the IRS Form W-9, IRS Form W-8BEN or W-8BEN-E, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments of the Offer Consideration pursuant to the Offer.

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.
Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

Print or type. See Specific Instructions on page 3.	1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)
2 Business name/disregarded entity name, if different from above.
	3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.								4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
	☐ Individual/sole proprietor	☐ C corporation	☐	S corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see  instructions)

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.)

3b  If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . ☐

	5 Address (number, street, and apt. or suite no.). See instructions.						Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. citizen or other U.S. person (defined below); and

4.  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

 New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

The Depositary for the Offer to Purchase is: Continental Stock Transfer & Trust Company
If delivering by mail: Continental Stock Transfer & Trust Company Attn: Corporate Actions | Blueprint Medicines Corp One State Street - 30th Floor New York, NY 10004

If delivering by hand, express mail, courier

or any other expedited service:

Continental Stock Transfer & Trust Company

Attn: Corporate Actions | Blueprint

Medicines Corp

One State Street - 30th Floor

New York, NY 10004

If delivering by Facsimile:

(212) 616-7610

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Letter of Transmittal and the Offer to Purchase may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Exchange Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (877) 750-0831

Banks and Brokers may call collect: (212) 750-5833